Exhibit 99.1

Investor Presentation

September 2026

FITLIFE BRANDS

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Examples of forward-looking statements include, among others, statements we make concerning future strategic objectives, business prospects, acquisition and divestiture opportunities and plans, anticipated savings, financial results (including expenses, earnings, liquidity, cash flow and capital expenditures), industry or market conditions, demand for and pricing of our products, anticipated results of litigation and regulatory developments or general economic conditions. These forward-looking statements involve risks, uncertainties and assumptions that include, but are not limited to, the ability of the Company to continue to grow revenue, the financial condition of our retail partners, the Company's ability to successfully integrate acquisitions, and the Company's ability to continue to achieve positive cash flow given the Company's existing and anticipated operating and other costs. Many of these risks and uncertainties are based on the current estimates and assumptions of management as of the date of this presentation and are subject to uncertainty and changes beyond the Company's control. Reference is made to the discussion of risk factors detailed in the Company's filings with the Securities and Exchange Commission, including its annual report on Form 10-K and quarterly reports on Form 10-Q. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Brands & Sales Channels

FitLife Brands, Inc. (Nasdaq: FTLF) sells ~500 SKUs across 16 brands in both wholesale and online channels

*Legacy FitLife** | *Recently Acquired Brands*

Brand	Description	GNC	Other Wholesale	Online
NDS	Premium general health & weight loss	✓		✓
PMD	Premium sports nutrition	✓		✓
Siren Labs	Premium weight loss & sports nutrition	✓		✓
Nutrology	Vegan & all-natural sports nutrition	✓		✓
Metis	Premium male health & weight loss	✓		✓
iSatori	High-quality weight loss & sports nutrition		✓	✓
Energize	Time-release energy products		✓	✓
BioGenetic	Weight loss & general health			✓
Core Active	Value-oriented sports nutrition & weight loss			✓

Brand	Description	GNC	Other Wholesale	Online
***Mimi's Rock Corp (MRC)** – Acquired February 28, 2023*				
Dr Tobias	Premium general health supplements		✓	✓
ANA	Premium natural skincare			✓
Maritime Naturals	Premium natural skincare			✓
***MusclePharm** – Acquired October 10, 2023*				
MP	Premium sports nutrition		✓	✓
***Irwin Naturals** – Acquired August 8, 2025*				
Irwin Naturals	Soft-gel focused general health supplements		✓	✓
Applied Nutrition	Weight loss, cleanse, and general health products		✓	✓
Nature's Secret	Cleanse focused products		✓	✓

*Note: Legacy FitLife excludes all brands acquired in the last 2 years

Investment Thesis

1. **Proven management team that is aligned with shareholders**
2. Compelling financial performance
3. Growth potential



Management Team Overview

Management team is comprised of capable industry veterans and accomplished executives from other industries



Dayton Judd
Chief Executive Officer

- CEO since Feb '18, current Chairman
- Founder & Managing Partner of Sudbury Capital Management
- Prior experience includes: Portfolio Manager at Q Investments; Associate Principal at McKinsey & Co.
- MBA from Harvard Business School; BS/MAcc in Accounting from Brigham Young University



Ryan Hansen
President

- EVP since Nov '23, President since May '26
- Prior experience includes: Chief Operating Officer at Pearl Street Dental Partners; Senior Manager at Bain & Company; Product Manager at Worthington Enterprises (NYSE: WOR)
- MBA from Harvard Business School; BS/MAcc in Accounting from Brigham Young University



Jakob York
Chief Financial Officer

- CFO since Aug '22
- Prior experience includes: Controller for Greenidge Generation Holdings (Nasdaq: GREE); Controller & Financial Reporting roles at Allied Motion Technologies (Nasdaq: AMOT); Auditor at PWC
- BS/MAcc in Accounting from Brigham Young University; Certified Public Accountant



Jenna Sinnett
Chief Operating Officer

- COO since Oct '15
- 20 years operations experience in wholesale business
- Prior experience includes: VP of Supply Chain at FTLF; Project Management roles at FTLF
- BS and MS in Exercise Science from University of Nebraska Omaha



Sean Salter
Chief Marketing Officer

- CMO since Feb '26
- Prior experience includes: CMO at Murdoch's, VP Global Marketing at Solera Inc., VP Global Marketing at Sig Sauer, Head of Global Retail Environment at Harley-Davidson, VP Marketing at SPANX, Director of Retail Marketing at LL Bean
- BS in Marketing from Ohio State University



Rick Anderson
EVP of Sales

- EVP of Sales since Oct '15
- 33 years of experience in the supplement industry
- Prior experience includes: EVP of Sales at iSatori (acquired by FTLF in 2015); EVP at EAS
- BS in Business and MS in Ed. Psychology from the University of Colorado Denver



Pat Ryan
Chief Retail Officer

- CRO since Jun '16
- 25 years of experience in retail and wholesale business both domestically and internationally
- Prior experience includes: VP of Sales and other sales positions at FTLF since 2004
- BS in Public Relations from Kansas State University

Historical Revenue & Adjusted EBITDA

FitLife's transformation began with our current CEO in early 2018

Total Company TTM Revenue and Adjusted EBITDA
$, millions



Revenue
Adj. EBITDA
• Significant sales decline and several quarters of negative EBITDA
• Company in default on debt and behind on payables
• Significant cost reduction
• Development of new e-commerce business
• Recapitalization and debt reduction
• Product branding/packaging refreshed
• Share repurchases
• Increased focus on new product development
• Continued growth of online business
• Strong and growing free cash flow
• Inorganic growth (3 acquisitions)
• Listing on Nasdaq
• Irwin acquisition
• Recent organic growth headwinds
New CEO
Impact of COVID-19 & GNC bankruptcy
Acquisition of Nutrology (Apr 2021)
Acquisition of MRC (Feb 2023)
Acquisition of MusclePharm (Oct 2023)
Acquisition of Irwin Naturals (Aug 2025)
120
110
100
90
80
70
60
50
40
30
20
10
0
-10
25.3 23.0 19.4 18.1 17.8 16.8 16.2 16.7 17.1 18.0 17.9 19.0 19.1 20.2 18.9 19.5 22.1 21.2 26.6 26.9 27.9 29.6 29.0 30.6 28.8 32.2 39.2 44.8 52.7 58.5 60.7 62.8 64.5 63.9 63.1 70.6 81.5 90.9 101.3
1.1 (0.2) (1.9) (2.1) (2.5) (2.0) (1.4) (0.5) 1.0 1.8 1.9 2.5 2.7 3.2 2.9 3.1 4.5 4.4 6.6 6.8 7.0 7.3 7.3 7.5 6.7 7.2 8.0 8.7 10.2 11.6 12.4 13.4 14.1 13.9 13.4 13.6 14.0 13.9 14.3
Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
'16 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026

Historical Stock Prices

FitLife's transformation has delivered significant value, but recent topline challenges have negatively impacted the stock

Split Adjusted Price Per Share



$24
$20
$16
$12
$8
$4
$0
Annualized Returns (as of Sep. 3, 2026):
• 1-year: -43%
• 2-year: -23%
• 3-year: +4%
• 4-year: +4%
• 5-year: +11%
• Since new CEO in Feb 2018: +43%
Shares Outstanding:
• As of 12/31/2018: 8,895,554
• As of 9/3/2026: 9,391,072
New CEO
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026

Note: All closing prices and share counts are adjusted for the effects of the reverse/forward split that became effective on 4/16/2019 and the forward splits that were effective on 12/8/2021 and 2/7/2025; includes prices from 1/4/2016 – 9/3/2026

Insider Ownership

CEO and entities he controls own a majority of outstanding shares, creating strong alignment of incentives

% of Total Common Shares Outstanding


Public Float
(41.5%)
CEO
(56.4%)
Other
Insiders
(2.1%)

Total shares outstanding as of September 3, 2025: 9,391,072


PMD
CG
CREATINE + GLUT
STRENGTH AND REC
UNFLAVORED

Investment Thesis

1. Proven management team that is aligned with shareholders
2. **Compelling financial performance**
3. Growth potential


DR
TOBIAS
OMEGA 3
Fish Oil
Triple Strength

Margin Profile

Average margins are lower post-Irwin acquisition, but we are making progress on improving them



TTM Q2 2026 Margins
% of Net Revenue
50%
40%
30%
20%
10%
0%
36.5%
31.3%
14.1%
Gross Margin
Contribution % of Net Revenue*
Adjusted EBITDA Margin

Priority Margin Improvement Initiatives

- *Gross Margin:*
  - Reduce excess inventory loss at Irwin by extending shelf-life of product formulations
    - ✓ We now have product formulas with three-year dating (vs. two-years historically) for most (>85%) of Irwin formulations – it will take ~24 months to fully capture this value, but most of the value will be captured in the first ~12 months
  - Fulfillment cost optimization (wholesale & online), primarily for Irwin business
    - ✓ $500K+ run-rate annualized savings captured in Q3 2026 that will fully flow through the P&L beginning in Q4 2026
    - ❑ We expect to capture additional cost savings in 2027
- *EBITDA Margin:*
  - SG&A cost savings, including reduction in force and lease cost reductions
    - ✓ $1M+ run-rate annualized savings already acted upon to date with savings flowing through the P&L beginning in Q4 2026
    - ❑ Lease cost reductions will take effect in January 2027

*Contribution is a non-GAAP financial measure which management defines as gross profit less advertising and marketing expenditures

Free Cash Flow

Capital light business with conservative leverage results in strong cash flow



Capital Expenditures
% of Net Revenue
1.0%
0.9%
0.8%
0.7%
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
0.00%
0.00%
0.20%
0.02%
0.05%
0.01%
2021
2022
2023
2024
2025
TTM Q2 2026



Net Debt
$, millions
50
40
30
20
10
0
-10
-20
-9.9
-13.3
18.2
8.6
43.1
37.0
2021
2022
2023
2024
2025
TTM Q2 2026
Net Debt/ Adj. EBITDA
-
-
1.8x
0.6x
3.1x
2.6x



Adjusted Free Cash Flow*
$, millions
12
10
8
6
4
2
0
4.7
4.4
5.7
9.9
9.5
8.8
2021
2022
2023
2024
2025
TTM Q2 2026
Transaction Expenses
Unadjusted Free Cash Flow

*Note: Adjusted Free Cash Flow = Net cash provided by operating activities – capital expenditures + merger and acquisition related costs

Contribution

Contribution of the legacy business slipped in the second half of 2025 while Irwin has begun to contribute

Contribution (Gross profit less advertising and marketing expense)
$, millions



Irwin
Legacy FitLife
YoY Growth
Q2 2026 vs. Q2 2025
Includes partial quarter of Irwin Naturals (8/9-9/30)
9
8
7
6
5
4
3
2
1
0
5.7
7.4
7.7
8.3
8.4
2.1
3.4
4.0
4.1
5.7
5.3
4.3
4.3
4.2
+46%
N/A
-26%
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026

	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	YoY Growth
Total Net Revenue ($, millions)	16.1	23.5	25.9	25.3	26.5	+65%
Contribution % of Net Revenue	35.4%	31.4%	29.6%	32.7%	31.5%	

Online Revenue

Significant online business with strong subscriber and repeat customer base is key component of financial performance


Online Net Revenue
% of Total Net Revenue
80%
70%
60%
50%
40%
30%
20%
10%
0%
Acquisition of MRC in Feb 2023
Acquisition of Irwin Naturals in Aug 2025
2%
6%
13%
20%
24%
28%
63%
67%
51%
43%
2017
2018
2019
2020
2021
2022
2023
2024
2025
TTM Q2 2026
Total Net Revenue ($, millions)
17.8
17.1
19.1
22.1
27.9
28.8
52.7
64.5
81.5
101.3

FITLIFE

Investment Thesis

1. Proven management team that is aligned with shareholders

2. Compelling financial performance

3. Growth potential


CENSOR
BODY TONER

Organic Growth

Large and growing industry, in the US and globally, supports organic growth potential of existing brands



Estimated Dietary Supplement Market Size
$, billions
Rest of World
US
Est. CAGR
2025 - 2033
450
300
150
0
432
210
301
141
131
69
+9.5%
+9.9%
+8.4%
2025
2033

Organic Growth Headwinds and Current Revenue Initiatives

Challenges	What we're doing to address
• Amazon algorithm changes that reward external traffic signals more relative to on-platform optimization	• Expanding marketing efforts to drive brand awareness off-Amazon
• Declining foot traffic at certain key wholesale accounts	• Cross-sell legacy FitLife products via Irwin sales team to new wholesale accounts
• Current product catalog too heavily weighted toward declining categories	• Increase pace of new product development and ensure new products are aligned with market demand/growth

Source: Grand View Research, "Dietary Supplements Market (2026 - 2033)" & "U.S. Dietary Supplements Market (2026 - 2033)"

Inorganic Growth

Industry fragmentation coupled with FitLife's access to deal flow and strong balance sheet create opportunity for M&A

Consolidation opportunity

Opportunity for "multiple arbitrage" via consolidation of smaller brands in industry

Typical Enterprise Value / EBITDA Multiples



16x
12x
8x
4x
0x
8-15x
3-6x
Add-ons
Platforms

Deal flow

Our team and infrastructure make us a qualified nurturer of brands and a desirable buyer, giving us access to deal flow

FitLife's M&A Pipeline – Last ~5 years



# of deals evaluated
80+
# of LOIs submitted
12
# of deals closed
4

Ability to finance M&A

Strong balance sheet provides flexibility to close deals without issuing equity, resulting in EPS accretion for existing shareholders

Debt Ratios – TTM Q2 2026

Net Debt / EBITDA	2.6x
Net Debt / Equity Market Value*	0.4x

*Note: Equity market value as of September 3, 2026

Recent M&A Examples

In August 2025, FitLife acquired Irwin Naturals, doubling the size of the business with no dilution to shareholders

Irwin Naturals

Deal Overview

- Closing date: August 8, 2025
- Total consideration: $42.5 million cash, funded with $6.75 million cash from balance sheet and $35.75 million from a new term loan and revolving line of credit
- Leverage: Pre-synergy total leverage for FitLife at closing less than 2.25x proforma adjusted EBITDA
- Investment rationale:
    - Complementary products – Irwin is particularly strong in weight loss, sexual wellness, and body cleanse segments; FitLife's legacy business and MusclePharm is heavily weighted toward sport nutrition
    - Complementary channels – Irwin is strong in mass market (61% of sales) and health food store (35% of sales) wholesale channels and weaker online (4% of sales) where FitLife has been more focused
    - Operational synergies – Opportunity to unlock value quickly via SG&A rationalization, including a reduction of approximately $1.5M immediately at the time of the transaction
    - Timing and price was right – Business was in financial distress due to poor performance of other, unrelated business divisions under common ownership

Irwin Recent Performance

- For the trailing 12-months ended June 30, 2025, the business generated net revenue of approximately $54M, after excluding the impact of Costco US (customer lost prior to acquisition), Rite Aid (bankruptcy pre-acquisition), and CBD products (product line discontinued post-bankruptcy)

Recent M&A Examples Continued

FitLife made two acquisitions in 2023, both of which were rapidly accretive to shareholders

MRC

DR TOBIAS | ANA | Maritime NATURALS

Deal Overview

- Closing date: February 28, 2023
- Total consideration: $17.1 million cash (funded with $4.6 million cash from balance sheet and $12.5 million term loan)
- Investment rationale:
  - Increase exposure to general health & wellness supplements and online sales channels
  - Opportunity to unlock value quickly via SG&A rationalization
  - Timing and price was right – business was in financial distress

Impact under FitLife ownership

- Significant improvements in profitability – TTM Q2 2025 contribution of $9.4 million compares very favorably to the original purchase price
- Key levers of profit growth include:
  - Reduced non-advertising SG&A by ~$1.5 million by (a) removing executive redundancies and (b) FitLife operations team assuming responsibility for MRC
  - Reduced advertising by $2+ million via campaign optimization
  - Exited unprofitable markets & optimized pricing for skin care brands

MusclePharm

Deal Overview

- Closing date: October 10, 2023
- Total consideration: $18.5 million cash (funded with $8.5 million cash from balance sheet and $10.0 million term loan)
- Investment rationale:
  - Strong brand and broad consumer awareness resulting from tens of millions of promotional spend poured into the brand prior to the acquisition
  - Sound investment even assuming no return to growth; significant option value on potential future growth
  - Timing and price was right – purchased assets out of bankruptcy

Impact under FitLife ownership

- Ramped up Amazon business as previous outsourced reseller sold through inventory, including adding many new subscribers
- Re-engaged prior and new wholesale partners
- Efforts underway to regain shelf space at other wholesale partners
- Relaunched Combat Sport protein bars
- New product development (e.g., Pro Series product line, Combat Ready protein shakes)

Summary

1. Proven management team that is aligned with shareholders
2. Compelling financial performance
3. Growth potential

Please contact us at investor@fitlifebrands.com if you have any questions.


PROFESSIONAL MUSCULAR DEVELOPMENT
PMD
NITRO
CM
N.O. BOOST
PUMP AND PERFORMANCE
90 CAPSULES

Appendix



Non-GAAP Reconciliations

$, thousands

	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026 Q2 TTM
CONSOLIDATED STATEMENTS OF INCOME											
Revenue	25,314	17,799	17,077	19,136	22,111	27,913	28,803	52,700	64,469	81,458	101,269
Cost of goods sold	15,243	12,708	10,332	11,155	12,574	15,409	16,769	31,268	36,389	50,005	64,266
Gross profit	10,071	5,091	6,745	7,981	9,537	12,504	12,034	21,432	28,080	31,453	37,003
Operating expense:										38.6%	36.5%
Selling, general and administrative	9,121	7,705	6,023	5,436	5,153	6,215	6,267	13,788	14,853	20,971	25,114
Impairment of intangible assets and goodwill	-	5,929	-	-	-	-	-	-	-	-	-
Depreciation and amortization	478	409	69	52	38	59	66	94	108	420	887
Total operating expenses	9,599	14,043	6,092	5,488	5,191	6,274	6,333	13,882	14,961	21,391	26,001
Operating income	472	(8,952)	653	2,493	4,346	6,230	5,701	7,550	13,119	10,062	11,002
Other expense (income):											
Interest expense (income)	109	112	133	47	6	(25)	(121)	736	1,298	1,765	2,786
Other expense (income)	(5)	8	-	(171)	(70)	(453)	-	(189)	(50)	68	53
Total other expense (income)	104	120	133	(124)	(64)	(478)	(121)	547	1,248	1,833	2,839
Net income before tax provision	368	(9,072)	520	2,617	4,410	6,708	5,822	7,003	11,871	8,229	8,163
Provision for income taxes	-	689	11	7	(4,415)	1,298	1,393	1,707	2,887	1,903	1,932
Net income	368	(9,761)	509	2,610	8,825	5,410	4,429	5,296	8,984	6,326	6,231
NON-GAAP RECONCILIATION											
Net income	368	(9,761)	509	2,610	8,825	5,410	4,429	5,296	8,984	6,326	6,231
Interest expense (income)	109	112	133	47	6	(25)	(121)	736	1,298	1,765	2,786
Income taxes	-	689	11	7	(4,415)	1,298	1,393	1,707	2,887	1,903	1,932
Depreciation and amortization	478	409	69	52	38	59	66	94	108	420	887
Foreign exchange (gain) loss	-	-	-	-	-	-	-	(189)	(50)	19	4
EBITDA	956	(8,551)	722	2,716	4,454	6,742	5,767	7,644	13,227	10,433	11,840
Non-cash and non-recurring adjustments:											
Stock compensation expense	99	140	293	182	78	452	363	473	459	404	273
Merger and acquisition related costs	-	-	-	-	-	253	257	1,627	255	2,075	1,047
Amortization of inventory step-up	-	-	-	-	-	-	-	323	-	1,045	1,045
Restatement related costs	-	-	-	-	-	-	318	-	-	-	-
Impairment of intangibles and goodwill	-	5,929	-	-	-	-	-	-	-	-	-
Non-recurring loss (gain)	-	-	-	(171)	(70)	(453)	-	112	184	49	49
Adjusted EBITDA	1,054	(2,482)	1,015	2,727	4,462	6,994	6,705	10,179	14,125	14,006	14,254